UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2007

RENEGY HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33712	20-8987239
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

301 West Warner Road, Suite 132 Tempe, AZ	85284
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (480) 556-5555

N/A
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Current Report on Form 8-K/A is filed as an amendment (Amendment No. 1) to the Current Report on Form 8-K, filed by Renegy Holdings, Inc. (the “Registrant”) on October 1, 2007, to provide historical financial statements of businesses acquired and pro forma financial information pursuant to Item 9.01 of Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

The audited financial statements for Snowflake White Mountain Power, LLC, Renegy, LLC and Renegy Trucking, LLC (A Development Stage Company) for the years ended December 31, 2006 and 2005 and for the period from September 1, 2004 (inception) through December 31, 2006 are attached hereto as Exhibit 99.2.

The unaudited financial statements for Snowflake White Mountain Power, LLC, Renegy, LLC and Renegy Trucking, LLC (A Development Stage Company) for the three and nine months ended September 30, 2007 and for the period from September 1, 2004 (inception) through September 30, 2007 are attached hereto as Exhibit 99.3.

(b)	Pro forma financial information.

The unaudited pro forma financial information of Renegy Holdings, Inc. for the year ended December 31, 2006 and the nine months ended September 30, 2007 is attached hereto as Exhibit 99.4.

(d)	Exhibits.

Exhibit No.	Description
23.1	Consent of Independent Registered Public Accounting Firm.
99.2	Financial Statements for Snowflake White Mountain Power, LLC, Renegy, LLC and Renegy Trucking, LLC (A Development Stage Company) for the years ended December 31, 2006 and 2005 and for the period from September 1, 2004 (inception) through December 31, 2006.
99.3	Unaudited Financial Statements for Snowflake White Mountain Power, LLC, Renegy, LLC and Renegy Trucking, LLC (A Development Stage Company) for the three and nine months ended September 30, 2007 and for the period from September 1, 2004 (inception) through September 30, 2007.
99.4	Pro Forma Financial Information of Renegy Holdings, Inc. for the year ended December 31, 2006 and the nine months ended September 30, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RENEGY HOLDINGS, INC.

By:	/s/ Robert W. Zack

Robert W. Zack Executive Vice President and Chief Financial Officer

Date: December 10, 2007

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of Independent Registered Public Accounting Firm.
99.2	Financial Statements for Snowflake White Mountain Power, LLC, Renegy, LLC and Renegy Trucking, LLC (A Development Stage Company) for the years ended December 31, 2006 and 2005 and for the period from September 1, 2004 (inception) through December 31, 2006.
99.3	Unaudited Financial Statements for Snowflake White Mountain Power, LLC, Renegy, LLC and Renegy Trucking, LLC (A Development Stage Company) for the three and nine months ended September 30, 2007 and for the period from September 1, 2004 (inception) through September 30, 2007.
99.4	Pro Forma Financial Information of Renegy Holdings, Inc. for the year ended December 31, 2006 and the nine months ended September 30, 2007.

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